                          MONROE DIALYSIS CENTER, INC.

                          AUDITED FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED DECEMBER 31, 1995

MONROE DIALYSIS CENTER, INC.
AUDITED FINANCIAL STATEMENTS
- --------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1995


                                TABLE OF CONTENTS
                                -----------------


  PAGE #

    1     Accountant's Report

   2-3    Balance Sheet

    4     Statement of Income and Retained Earnings

    5     Statement of Cash Flows

   6-9    Notes to Financial Statements

                   [T. Scott Brumley, CPA Letterhead]


                             April 22, 1996


Board of Directors
Monroe Dialysis Center, Inc.
Charlotte N.C. 28208


We have audited the accompanying balance sheet of Monroe Dialysis Center, Inc. (a North Carolina Corporation) as of December 31, 1995, and the related statements of income, retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to in the first paragraph present fairly, in all material respects, the financial position of Monroe Dialysis Center, Inc., as of December 31, 1995, and the results of its operations and cash flows for the period then ended in conformity with generally accepted accounting principles.


Sincerely,

T. Scott Brumley, CPA

                          MONROE DIALYSIS CENTER, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1995


                                     ASSETS


CURRENT ASSETS
     Cash CMA                                   $  22,768
     Patient accounts receivable - net of
       allowance for doubtful accounts of
       $56,844                                     74,835
     Inventory                                     30,399
                                                ---------
          TOTAL CURRENT ASSETS                                $ 128,020

FIXED ASSETS

     Dialysis machines                            183,159
     Other medical equipment                       85,366
     Office equipment                              13,813
     Furniture                                     12,939
     Leasehold improvements                        60,592
                                                ---------
                                                  355,869
     Less accumulated depreciation               (248,264)
                                                ---------
          NET FIXED ASSETS                                      107,605
                                                              ---------
TOTAL ASSETS                                                  $ 235,625
                                                              =========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                          MONROE DIALYSIS CENTER, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1995


                      LIABILITIES AND STOCKHOLDERS' EQUITY



CURRENT LIABILITIES

     Accounts payable                              $      104,219
     Wages payable                                          6,719
     Employee retirement withheld and accrued               1,271
     Loan - Mecklenburg Dialysis                           70,000
     Loan - Charlotte Artificial                           50,000
                                                           -------
          TOTAL CURRENT LIABILITIES                                  $ 232,209
                                                                     ---------
TOTAL LIABILITIES                                                      232,209

STOCKHOLDERS' EQUITY

     Common Stock $1 par value 100,000
       shares authorized, 1,000 shares issued
       and outstanding                                      1,000
     Additional paid in capital                            60,950
     Retained earnings                                    (58,534)
                                                          --------
TOTAL STOCKHOLDERS' EQUITY                                               3,416
                                                                     ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           $ 235,625
                                                                     =========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          MONROE DIALYSIS CENTER, INC.
                     STATEMENT OF LOSS AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


REVENUE:

     Service Income                       $ 921,884
          TOTAL REVENUE                     921,884
                                            --------
EXPENSES:

     Medical supplies and services          407,879
     Payroll expenses                       328,290
     Facility rent                           81,510
     Facility expense                        27,975
     General and administrative              27,048
     Patient and professional expense           789
     Property taxes                             910
     Insurance general                        8,162
     Depreciation expense                    29,489
     Repairs and maintenance                 13,103

         TOTAL EXPENSE                      925,155
                                            --------

NET LOSS                                     (3,270)


Retained Deficit, Beginning of Year         (43,195)

Distributions to Stockholders               (12,069)

RETAINED DEFICIT, END OF YEAR             $ (58,534)
                                          ==========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                          MONROE DIALYSIS CENTER, INC.
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


NET LOSS                                         $ (3,270)
                                                 ---------
Adjustments to reconcile net income to net cash
provided by operating activities:
  Depreciation                                     29,489

Decrease in current assets:
  Patient receivables                              14,370
  Other receivables                                14,677
  Inventory                                         1,019

Increase (decrease) in current liabilities:
  Accounts payable                                 24,179
  Accrued wages payable                            (4,433)
  Employee retirement withheld and accrued        (11,575)
                                                 ---------

  NET CASH PROVIDED BY OPERATING ACTIVITIES      $ 64,456
                                                 ---------

Cash flows from investing activities:
  Acquisition of property and equipment           (46,208)
                                                 ---------

NET CASH USED IN INVESTING ACTIVITIES             (46,208)
                                                 ---------

Cash flows from financing activities:
  Distributions to stockholders                   (12,069)
  Advances to Shareholders                         (3,853)
  Payments to related clincs                      (74,937)
  Advances from related clinics                   120,000
                                                 ---------

  NET CASH USED IN FINANCING ACTIVITIES            29,141
                                                 ---------

NET INCREASE IN CASH                               47,141

Cash, Beginning of Year                           (24,603)
                                                 ---------

CASH, END OF YEAR                                $ 22,786
                                                 =========


          Taxes Paid          $       -
          Interest Paid       $       -

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

MONROE DIALYSIS CENTER, INC.

NOTES TO THE FINANCIAL STATEMENTS
For the Year Ended December 31, 1995


NOTE 1- SUMMARY OF SIGNIFICANT ACCOUNTING PLOICIES
        ------------------------------------------

        Monroe Dialysis Center, Inc. accounting policies confirm to generally accepted accounting principles applicable to health care providers of health care service. The accompanying financial statements have been prepared on the accrual basis of accounting; revenues are recognized when earned; and, expenses are recorded when the liability is incurred.

        NATURE OF ORGANIZATION
        Monroe Dialysis Center, Inc. is a for profit organization, operated to provide kidney dialysis for patients located in and near by Monroe, NC. The clinics patient base is maintained from referrals from area hospitals and doctors.

        NET PATIENT SERVICE REVENUE
        Net patient service revenue is reported at the estimated net realizable amounts from patients, third party payors, and others for services rendered, including estimated retroactive adjustments under reimbursement agreements with third-party payors. Retroactive adjustments are accrued on an estimated basis in the period the related services are rendered and adjusted in the future periods as final settlements are determined.

        INVENTORIES
        Inventories are stated at the lower of cost or market. Cost is determined by using the first-in, first-out method. Inventories at December 31, 1995 were predominately made up of medical supplies.

        PROPERTY AND EQUIPMENT
        Property and equipment acquisitions are recorded at cost. Depreciation is provided over the estimated useful life of each class of depreciable asset and is computed on the straight-line method. The principal estimated useful lives are: leasehold improvements, 10 to 25 years; dialysis machines, 5 years; medical equipment 5 to 10 years; office equipment, 5 to 10 years; furniture, 5 to 15 years. For tax purposes assets are being depreciated using an accelerated method over there estimated useful lives.

        INCOME TAXES
        The company has elected by the consent of its shareholders to be taxed under the provisions of Subchapter S of the Internal Revenue Code. Under such election, the Company's federal and state taxable income or loss are passed through to the individual shareholders. Therefore, no provision or liability for income tax has been included in these financial statements.

        (continued)

See accountants' audit report
                                     Page 6

MONROE DIALYSIS CENTER, INC.

NOTES TO THE FINANCIAL STATEMENTS
For the Year Ended December 31, 1995

        (continued)

        SUMMARY OF SIGNIFICANT ACCOUNTING PLOICIES (continued)
        ------------------------------------------------------

        CASH EQUIVALENTS
        For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. There were no cash equivalents as of December 31, 1995.

NOTE 2- NET PATIENT SERVICE REVENUE
        ---------------------------

        Medicare - a majority of the dialysis patients receive Medicare benefits under a special End Stage Renal Disease (ESRD) program or by meeting age requirements. Medicare reimburses all dialysis providers on a composite rate plan that varies by geographical region. The composite rate allowed by Medicare for treatments provided the Company for 1995 was $119.26 of which Medicare paid 80%. The remaining 20% was usually covered by secondary insurance or Medicaid for those patients with Medicaid coverage.

        Medicaid - For patients with no other insurance coverage including Medicare and with limited incomes, Medicaid becomes the primary source of reimbursement for dialysis treatments. When primary, Medicaid pays 100% of the approved Medicare composite rate ($119.26). As noted above, Medicaid pays the remaining 20% for those patients with both Medicare and Medicaid.

        Commercial Insurance - Commercial insurance companies are primary source of payment for approximately 14% of the company's patients. Commercial insurance is currently billed at $425 per treatment with companies paying varying percentages of the charge, depending upon negotiated terms or the patients individual policy.

        Patient Responsibility - In most circumstances, the patient is responsible for the balance due after all the above sources have paid, and are usually billed on a monthly basis. Many patients are indigent and unable to pay. A large portion of the patient responsibility is uncollectable.

NOTE 3- CONTINGENCIES
        -------------

        A sales tax audit was done on the Company in the fall of 1995. The audit covered the period form January 1, 1990 through September 31, 1995. A dispute arose as to the taxability of certain prescription drugs. The outcome of this audit is still pending, and legal council advises that the maximum liability will be $18,744.

        (continued)

See accountants' audit report

MONROE DIALYSIS CENTER, INC.

NOTES TO THE FINANCIAL STATEMENTS
For the Year Ended December 31, 1995

        (continued)

NOTE 4- EMPLOYEE BENEFIT PLANS
        ----------------------

        The Company sponsors a 401(k) Profit Sharing Plan (the "401(k) Plan") under section 401(k) of the Internal Revenue Code. This plan covers all employees who have been with the Company six months and work a minimum 1,000 hours. For year ended December 31, 1995 the Company matched 50 cents for each dollar of employee deferral, with the Company contributions not to exceed 6% of the employees salary, subject to the limitations imposed by the Internal Revenue Service. The Company's contribution to the 401(k) Plan totaled $5,049 for the year ended December 13, 1995.

NOTE 5- RELATED PARTY TRANSACTIONS
        --------------------------

        The Company is affiliated with the following companies through varying degrees of common ownership: Charlotte Artificial Kidney Clinic, Inc., Mecklenburg Dialysis Center, Inc., Lancaster Kidney Center, Inc., Savannah Dialysis Center, Inc., Southeast Renal Association P.A., and Sierra Laboratory Corporation. All health and dental insurance premiums, for the above companies were paid by Mecklenburg Dialysis Center, Inc., with the above companies lised as affiliates. By doing so, the companies could pool their employees to obtain more favorable insurance rates. All affiliate companies reimbursed Mecklenburg Dialysis Center, Inc. on a monthly basis. For the year ended December 31, 1995, the Company reimbursed Mecklenburg Dialysis Center, Inc. $26,511, for health and dental insurance.

        The Company paid Sierra Laboratory Corporation $1,982, during 1995 for routine lab services.

        The Company received the following amounts, during 1995, as reimbursement for social worker services from the following:

               Received from Lancaster Kidney Clinic, Inc.              $ 7,827
               Received from Charlotte Artificial Kidney Clinic, Inc.   $ 6,900

        The Company was advanced $70,000 and $5,000 from Mecklenburg Dialysis Center, Inc. and Charlotte Artificial Kidney Clinic, Inc. respectively during 1995 to cover current obligations.

        The Company is also related to Union Medical Properties by common ownership. The Company leases its facilities from Union Medical Properties. For year ended December 31, 1995 total lease payments were $81,510.

        (continued)

See accountants' audit report
                                     Page 8

MONROE DIALYSIS CENTER, INC.

NOTES TO THE FINANCIAL STATEMENTS
For the Year Ended December 31, 1995


NOTE 5- RELATED PARTY TRANSACTIONS (continued)
        --------------------------------------

        A cash management account (CMA) is maintained by the Company that combines the cash balances of Mecklenburg Dialysis Center, Inc., Monroe Dialysis Center, Inc., Charlotte Artificial Kidney, and Lacaster Kidney Clinc, Inc.. The account was established to keep bank fees to a minimum and earn a higher return on money retained in the account. The Federal Deposit Insurance Agency (FDIC) insures bank balances up to $100,000, the CMA bank balance on December 31, 1995 was $107,068.


See accountants' audit report
                                     Page 9